UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2018

comScore, Inc.
(Exact name of registrant as specified in charter)

Delaware	001–33520	54–1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02 Unregistered Sales of Equity Securities.
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 16, 2018, comScore, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of January 16, 2018, with certain funds affiliated with or managed by Starboard Value LP (collectively, the “Buyers”), pursuant to which, among other things, the Company agreed to issue to the Buyers warrants (the “Warrants”) exercisable for 250,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). On October 12, 2018, the Company issued the Warrants to the Buyers pursuant to the terms of the Securities Purchase Agreement.
The Warrants entitle the holders thereof to purchase, on a one-for-one basis, shares of Common Stock at a price of $0.01 per share, and are exercisable for five years from the date of issuance. The Warrants are not subject to any anti-dilution protection, other than standard adjustments in the case of stock splits, stock dividends and the like.
The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the Form of Warrant, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 16, 2018, and which is incorporated herein by reference.
The issuance of the Warrants was, and the issuance of any shares of Common Stock upon exercise of the Warrants will be, exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of, and Rule 506 of Regulation D promulgated under, the Securities Act. The sale of such securities to the Buyers was made through a private offering, and the Buyers represented in writing that they were accredited investors and acquired the securities for their own accounts for investment purposes.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed January 16, 2018) (File No. 001-33520)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Carol A. DiBattiste
Carol A. DiBattiste
General Counsel & Chief Compliance, Privacy and People Officer
Date: October 12, 2018

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